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                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549


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                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): January 2, 1998


                        Digital Television Services, Inc.
               (Exact name of Registrant as specified in charter)



          Delaware                     333-36217                06-1473713
(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)



         Digital Television Services, Inc.,
  880 Holcomb Bridge Road, Building C-200
                   Roswell, GA                                 30076
    (Address of principal executive offices)                 (Zip Code)

                                 (770) 645-4440
              (Registrant's Telephone Number, including Area Code)



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Item 2. Acquisition or Disposition of Assets

         On January 2, 1998, Digital Television Services, Inc. (the "Company"), through its wholly-owned subsidiary Digital Television Services of Indiana, LLC, completed an acquisition effective as of December 31, 1997 pursuant to an asset purchase agreement of the rights to provide the direct broadcast satellite television services provided by DirecTv, Inc. ("DirecTv Services") in a designated rural area in Indiana (the "Indiana Market"). The Company acquired the Indiana Market from Satellite Television Services, Inc. for a purchase price of approximately $28.5 million, or approximately $217 for each of the 131,625 households located in the Indiana Market.

         On January 30, 1998, the Company, through its wholly-owned subsidiary Digital Television Services of Georgia, LLC, completed an acquisition pursuant to an asset purchase agreement of the rights to provide DirecTv Services in a designated rural area in Georgia (the "Georgia Market"). The Company acquired the Georgia Market from Ocmulgee Communications, Inc. for a purchase price of approximately $9.5 million, or approximately $257 for each of the 36,912 households located in the Georgia Market.

         Of the total purchase price for the above acquisitions, approximately $19.1 million was paid in cash and approximately $18.9 million was financed through borrowings under the Company's bank credit facility.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  1. Asset Purchase Agreement dated as of October 17, 1997 between Digital Television Services of Indiana, LLC, Satellite Television Services, Inc. and Clay County Rural Telephone Cooperative, Inc. (incorporated by reference to Exhibit 10.26 to the 1997 Registration Statement).

                  2. Asset Purchase Agreement dated January 8, 1998 between Digital Television Services of Georgia, LLC and Ocmulgee Communications, Inc. (incorporated by reference to Exhibit 10.50 to the Report on Form 10-K of Digital Television Services, Inc. and DTS Capital, Inc. for the fiscal year ended December 31, 1997.)


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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                      DIGITAL TELEVISION SERVICES, INC.


Date:  April 13, 1998                 By:  /s/ Douglas S. Holladay, Jr.
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                                           Douglas S. Holladay, Jr.
                                           President and Chief Executive
                                           Officer





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